UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - October 7, 2004


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Indiana                   333-62236                    35-2089848
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(State or other jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)


     Room 1602, 16/F., 5-9 Observatory Court, TST, Hong Kong
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            (Address of principal executive offices)             (zip code)


      Registrant's telephone number, including area code - (852) 2782-0983
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On October 7, 2004, Telecom Communications, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Taikang Capital Managements Corporation ("Taikang"), an affiliate of the Company, for the purchase of 10,000,000 shares ("Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"). The Shares were purchased with cash for an aggregate purchase price of $2,000,000.

The Shares were offered and sold in a private placement transaction in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 506 promulgated thereunder. The shares were offered and sold to an "accredited investor," as such term is defined in Rule 501 under the Act. The Shares are restricted securities that have not been registered under the Act and may not be offered or sold in the United States absent registration or applicable exemptions and satisfaction of registration requirements. The Company has not undertaken the obligation to file a registration statement for said Shares.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The disclosure and qualifications in Item 1.01 are incorporated into this Item
3.02 by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS

           10.1 Stock Purchase Agreement, dated October 7, 2004, by and between Telecom Communications, Inc. and Taikang Capital Managements Corporation.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TELECOM COMMUNICATIONS, INC.

Date: October 11, 2004                 By: /s/ Shanhe Yang
                                           -------------------------------------
                                           Shanhe Yang
                                           Chief Executive Officer and President


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


                                  EXHIBIT INDEX

Exhibit No.    Description

   10.1 Stock Purchase Agreement, dated October 7, 2004, by and between Telecom Communications, Inc. and Taikang Capital Managements Corporation.


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